                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2743

                          SCUDDER STRATEGIC INCOME FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Strategic Income Fund

Annual Report to Shareholders

October 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Strategic Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	19.05%	8.39%	4.46%	5.53%
Class B	18.08%	7.44%	3.53%	4.54%(a)
Class C	18.20%	7.68%	3.78%	4.76%(a)
Lehman Brothers Government/Corporate Bond Index+	6.17%	8.91%	6.57%	6.77%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/03	$ 4.53	$ 4.52	$ 4.56
10/31/02	$ 4.08	$ 4.08	$ 4.11
Distribution Information: Twelve Months: Income Dividends	$ .31	$ .27	$ .28
October Income Dividend	$ .0255	$ .0223	$ .0232
SEC 30-day Equivalent Yield++	5.04%	4.36%	4.32%
Current Annualized Distribution Rate (based on Net Asset Value)++	6.76%	5.92%	6.11%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2003, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2003. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Multi-Sector Income Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	52	of	112	47
3-Year	49	of	103	48
5-Year	66	of	89	74
10-Year	15	of	28	52

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Strategic Income Fund - Class A(c) [] Lehman Brothers Government/Corporate Bond Index+

Yearly periods ended October 31

Comparative Results (Adjusted for Sales Charge)
Scudder Strategic Income Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,370	$12,161	$11,877	$16,360
	Average annual total return	13.70%	6.74%	3.50%	5.05%
Class B(c)	Growth of $10,000	$11,508	$12,204	$11,811	$15,591(a)
	Average annual total return	15.08%	6.86%	3.38%	4.54%(a)
Class C(c)	Growth of $10,000	$11,702	$12,359	$11,919	$15,765(a)
	Average annual total return	17.02%	7.32%	3.57%	4.66%(a)
Lehman Brothers Government/ Corporate Bond Index+	Growth of $10,000	$10,617	$12,917	$13,745	$19,256
	Average annual total return	6.17%	8.91%	6.57%	6.77%

The growth of $10,000 is cumulative.

Notes to Performance Summary

a Returns shown for Class B and C shares for the periods prior to their inception on May 31, 1994 are derived from the historical performance of Class A shares of the Scudder Strategic Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.
c Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 4.50%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C shares reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
+ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Management Review

Scudder Strategic Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Strategic Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jan C. Faller

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1999 and the fund in 2000 after nine years of experience as investment manager for PanAgora Asset Management and banking officer for Wainwright Bank & Trust Co.

• Portfolio manager for Enhanced Strategies & Mutual Funds Group: New York.

• MBA, Amos Tuck School, Dartmouth College.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in March 1998 and the fund in 2002.

• Prior to that, Investment Analyst, Phoenix Investment Partners, from 1997 to 1998. Prior to that, Credit Officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Sean P. McCaffrey, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002 after five years as a fixed income analyst at Fidelity Investments.

• Head of Fixed Income Enhanced Strategies and Mutual Funds Group and portfolio manager for structured grade and enhanced fixed income strategies underlying retail mutual fund and institutional mandates: New York.

• MBA, Yale University.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Over 12 years of investment industry experience.

• Head of emerging market debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash based portfolios: London.

Edwin Gutierrez

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

• Joined the fund in 2002.

In the following interview, Portfolio Manager Jan C. Faller discusses market conditions and investment strategy during Scudder Strategic Income Fund's most recent fiscal year ended October 31, 2003.

Q: How did the fund perform over its most recent fiscal year?

A: The fund posted strong absolute and relative results for the period. Specifically, the fund's Class A shares (unadjusted for sales charges) provided a 19.05% total return for the 12 months ended October 31, 2003.1 (Please see page 3 for performance of other share classes.) This compares with the 6.17% total return of the fund's benchmark, the unmanaged Lehman Brothers Government/Corporate Bond Index.2 The fund also outperformed the 17.40% average return of its peers in the Lipper Multi-Sector Income Funds category.3

1 Returns reflect the reinvestment of all distributions.
2 The Lehman Brothers Government/Corporate Bond Index is composed of US government Treasury and agency securities, and corporate Yankee bonds. Index returns assume reinvestment of dividends and capital gains and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.
3 The Lipper Multi-Sector Income Funds category includes funds that seek current income by allocating assets among several different fixed-income securities (with no more than 65% in any one sector except for defensive purposes), including US government and foreign governments, with a significant portion of assets in securities rated below investment grade. It is not possible to invest directly in the Lipper category.

Q: Will you discuss the general market environment for the sectors in which the fund was invested during the period?

A: During the past 12 months, both high-yield debt and emerging-market debt provided strong performance. Prior to the current fiscal year, high-yield bonds endured a tough environment amid corporate accounting scandals, global political turmoil and a volatile stock market. We always felt that high-yield bonds - though they often perform in tandem with stocks - were not in a "bubble" the way equities were. More recently, high-yield bonds have benefited from strong demand from risk-tolerant investors as yields of investment-grade and Treasury bonds declined dramatically. Now high-yield seems to have returned to "fair value" after investors snapped up many of these bonds at depressed prices. On the other hand, the definition of a fair-value price for some high-yield bonds continues to rise as government economic statistics improve and we see the recovery beginning to gain traction.

Within emerging markets, Brazil and Russia were the biggest stories. At the beginning of the period, Brazil elected a new president, Luiz Inacio Lula da Silva. A politician from a populist background, Lula began to "shift gears" a third of the way through the election. From the reforms that he has begun to push through, it's clear that Lula is conscious of investor concerns. At the same time, he's managed to be popular among the Brazilian people. Lula has managed to keep two important constituents happy, and the market has rewarded him handsomely for that. In Russia, despite the controversy over the arrest of YUKOS Oil Company president Mikhail Khodorkovsky, sovereign debt continues to perform well, as the market has kept its confidence in the ability of President Putin and the Russian administration to maintain order and meet the country's debt obligations. The growth of Russia's oil business has continued to put the country on a more sound financial footing.

Another prime mover of performance was the euro, which gained approximately 17% over the dollar during the period. Much of the recent dollar weakness is a result of the Bush administration's desire to retreat from the standard strong-dollar rhetoric. That's because a weaker dollar helps American companies compete internationally, even as a stated government policy favoring a strong dollar encourages stability in the financial markets and discourages a dollar free fall. In addition, the administration and the Fed have been concerned over the possibility of deflation. Taking advantage of US dollar weakness and verbally intervening to push it even lower helps the Fed accomplish its goal of an easier monetary environment and less deflationary pressure.

Q: What impact has exposure to these three areas had on the fund's performance?

A: The fund's high-yield exposure ranged from 35% to 45% of assets, and its emerging-market allocation ranged from 18% to 23% of assets over the past 12 months. The fund strongly benefited from its high-yield allocation during the period. Lower-quality high-yield bonds were the strongest performers, and we gradually shifted our exposure in the direction of lower-quality high-yield bonds during the fiscal year. In the emerging markets, the good news I mentioned from Brazil and Russia was the main driver of positive performance. Brazilian "C" Brady bonds, which had been distressed, have soared in value as President Lula has shown himself to be investor friendly. Russian bonds also posted strong gains as the country's leaders made progress in shoring up Russia's fiscal picture. Meanwhile, the fund's exposure to the euro, which ranged between 4% and 12% in the period, also boosted performance.

Q: How is the remainder of the fund's portfolio allocated?

A: Much of the remainder of the portfolio is invested in high-quality sovereign bonds. Here we're focused on the major capitalized countries. These include the United Kingdom, countries within the European Union and Japan. The fund also invests in US Treasury bonds. This means that within the fund we have very high-quality as well as lower-quality bonds. We "barbell" the fund's credit exposure this way to make it easier for us to distinguish between the fund's levels of credit risk and interest rate risk, and to manage both types of risk.

Q: How did interest rate movements affect fund performance during the period?

A: Based on sovereign bonds' performance indices over the past 12 months, the average non-US index is up about 2.5%, and Treasury bond prices rose approximately 2.80%, which means that yields were almost unchanged. In the case of the United States and Germany, 10-year bond yields are within 20 basis points of where they were 12 months ago. But these results disguise the enormous volatility that occurred in between. As an example, for US Treasuries, the low was a 3.11% yield on the 10-year bond, and the high was 4.60%, which is almost 1.5 percentage points of volatility. German bonds performed similarly. In the end, most of these sovereign bonds simply earned their coupon yield.

Q: How do you assess the market environment for the fund's sectors at present?

A: I mentioned that high-yield bonds seem to have reached fair value for the moment. We think that emerging markets are fully valued and somewhat vulnerable to any external shocks that might come along. That's why we reduced our allocation in emerging-market bonds to approximately 18% of assets as of October 31. In terms of currency exposure, we are holding bonds of euro-denominated countries, in pursuit of gains that would come from any further weakening of the US dollar. Following increases in short-term interest rates by the Bank of England and the Australian central bank late in the period - the first such moves in the current global business cycle - we are carefully monitoring US Federal Reserve statements for any signs of a near-term shift in policy. We believe that Scudder Strategic Income Fund remains an attractive vehicle for investors seeking high current return.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2003

Portfolio Composition	10/31/03	10/31/02

High-Yield Corporate Bonds	42%	35%
US Treasury Obligations	23%	9%
Emerging Market Bonds	18%	23%
Foreign Currency Bonds	14%	26%
Cash Equivalents	2%	2%
Other	1%	5%
	100%	100%

Quality	10/31/03	10/31/02

AAA*	31%	19%
AA	6%	15%
A	6%	-
BBB	4%	12%
BB	15%	16%
B	31%	27%
CCC and CC	6%	5%
Below CC	1%	6%
	100%	100%

* Includes cash equivalents
Interest Rate Sensitivity	10/31/03	10/31/02

Average maturity	7.2 years	7.4 years
Average duration	5.1 years	4.5 years

Portfolio composition, quality and interest rate sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of October 31, 2003

	Principal Amount ($)(c)	Value ($)

Corporate Bonds 36.8%
Consumer Discretionary 10.7%
Adelphia Communications Corp., 10.25%, 6/15/2011*	225,000	189,000
Advantica Restaurant Co.:
11.25%, 1/15/2008	160,216	99,334
12.75%, 9/30/2007	315,000	319,725
American Achieve Corp., 11.625%, 1/1/2007	570,000	629,850
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	725,000	689,656
Ameristar Casino, Inc., 10.75%, 2/15/2009	225,000	259,313
Boca Resorts, Inc., 9.875%, 4/15/2009	1,005,000	1,075,350
Broder Brothers Co., 144A, 11.25%, 10/15/2010	180,000	184,500
Buffets, Inc., 11.25%, 7/15/2010	775,000	837,000
Carrols Corp., 9.5%, 12/1/2008	165,000	167,063
Central Garden & Pet Co., 9.125%, 2/1/2013	250,000	274,375
Charter Communications Holdings LLC:
8.625%, 4/1/2009	375,000	300,938
9.625%, 11/15/2009	395,000	317,975
144A, 10.25%, 9/15/2010	710,000	722,425
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	105,000	70,875
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	120,000	65,100
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	635,000	373,063
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	680,000	742,050
Cinemark USA, Inc.:
8.5%, 8/1/2008	670,000	698,475
9.0%, 2/1/2013	255,000	279,225
Circus & Eldorado, 10.125%, 3/1/2012	670,000	685,913
CKE Restaurants, Inc., 9.125%, 5/1/2009	225,000	228,375
CSC Holdings, Inc.:
7.875%, 12/15/2007	535,000	547,038
Senior Notes, 7.25%, 7/15/2008	205,000	205,000
Dex Media East LLC, 12.125%, 11/15/2012	1,960,000	2,364,250
Dex Media West LLC, 144A, 9.875%, 8/15/2013	615,000	699,563
DIMON, Inc.:
144A, 7.75%, 6/1/2013	470,000	484,100
Series B, 9.625%, 10/15/2011	1,035,000	1,159,200
EchoStar DBS Corp.:
144A, 6.375%, 10/1/2011	50,000	49,750
9.375%, 2/1/2009	360,000	380,700
Eldorado Resorts LLC, 10.5%, 8/15/2006	888,000	897,990
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	460,000	473,800
General Motors Corp., 8.25%, 7/15/2023	505,000	531,229
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	415,000	450,275
Herbst Gaming, Inc., 10.75%, 9/1/2008	1,290,000	1,443,188
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	720,000	0
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	445,000	465,025
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	690,000	609,788
International Game Technology, 8.375%, 5/15/2009	600,000	716,023
Intrawest Corp., 10.5%, 2/1/2010	520,000	571,350
J.C. Penney Co., Inc., 6.875%, 10/15/2015	165,000	166,650
Jacobs Entertainment Co., 11.875%, 2/1/2009	375,000	405,469
Jefra Cosmetics, 10.75%, 5/15/2011	700,000	770,000
Kellwood Co.:
7.625%, 10/15/2017	295,000	299,794
7.875%, 7/15/2009	50,000	53,438
Keystone Automotive Operation, 144A, 9.75%, 11/1/2013	250,000	263,750
Krystal, Inc., 10.25%, 10/1/2007	400,000	400,500
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	260,000	280,800
Levi Strauss & Co., 12.25%, 12/15/2012	270,000	224,100
Lin Television Corp., 144A, 6.5%, 5/15/2013	215,000	209,088
Mediacom Broadband LLC, 11.0%, 7/15/2013	300,000	313,500
Mediacom LLC:
7.875%, 2/15/2011	85,000	75,225
9.5%, 1/15/2013	85,000	80,750
Meritage Corp., 9.75%, 6/1/2011	245,000	271,950
MGM Mirage, Inc., 6.0%, 10/1/2009	385,000	389,813
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	170,000	154,700
National Vision, Inc., 12.0%, 3/30/2009	1,208,106	641,806
Norcraft Co. LP, 144A, 9.0%, 11/1/2011	130,000	136,500
Old Evangeline Downs, 13.0%, 3/1/2010	255,000	262,969
Park Place Entertainment Corp., 9.375%, 2/15/2007	590,000	663,750
PEI Holding, Inc., 11.0%, 3/15/2010	455,000	514,150
Petro Stopping Centers, 10.5%, 2/1/2007	1,550,000	1,577,125
PRIMEDIA, Inc.:
7.625%, 4/1/2008	255,000	253,725
8.875%, 5/15/2011	260,000	268,450
Rayovac Corp., 144A, 8.5%, 10/1/2013	350,000	364,000
Remington Arms Co., Inc., 10.5%, 2/1/2011	650,000	680,063
Renaissance Media Group, 10.0%, 4/15/2003	805,000	823,113
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	210,000	224,963
Restaurant Co., 11.25%, 5/15/2008	712,259	705,136
Rite Aid Corp.:
"C1", Series 97, 7.3%, 3/10/2019	595,258	532,756
144A, 6.125%, 12/15/2008	265,000	253,075
Samsonite Corp., 10.75%, 6/15/2008	1,195,000	1,254,750
Schuler Homes, Inc., 10.5%, 7/15/2011	780,000	890,175
Scientific Games Corp., 12.5%, 8/15/2010	325,000	383,500
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	410,000	423,325
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,060,000	1,118,300
8.75%, 12/15/2011	475,000	520,125
Six Flags, Inc.:
8.875%, 2/1/2010	1,210,000	1,149,500
9.5%, 2/1/2009	110,000	107,800
Sonic Automotive, Inc., 144A, 8.625%, 8/15/2013	805,000	851,288
Transwestern Publishing, Series F, 9.625%, 11/15/2007	1,130,000	1,163,900
Trump Holdings & Funding, 11.625%, 3/15/2010	545,000	480,281
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	425,000	490,344
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	750,000	772,500
Williams Scotsman, Inc.:
9.875%, 6/1/2007	395,000	400,925
144A, 10.0%, 8/15/2008	265,000	291,500
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	485,000	472,875
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	535,000	458,763
		44,748,808
Consumer Staples 0.9%
Agrilink Foods, Inc., 11.875%, 11/1/2008	258,000	272,835
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	572,000	654,940
Hines Nurseries, Inc., 144A, 10.25%, 10/1/2011	360,000	385,200
Michael Foods, Inc., Series B, 11.75%, 4/1/2011	265,000	334,894
National Beef Pack, 144A, 10.5%, 8/1/2011	280,000	308,000
Pilgrim's Pride Corp., 9.625%, 9/15/2011	125,000	136,719
Salton, Inc., 10.75%, 12/15/2005	410,000	401,800
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	1,040,000	1,095,900
		3,590,288
Energy 4.0%
Avista Corp., 9.75%, 6/1/2008	1,490,000	1,758,200
Chesapeake Energy Corp., 8.125%, 4/1/2011	395,000	433,513
Citgo Petroleum Corp., 11.375%, 2/1/2011	1,605,000	1,813,650
Coastal Corp., 6.5%, 6/1/2008	405,000	333,113
Continental Resources, Inc., 10.25%, 8/1/2008	1,005,000	987,413
Dynegy Holdings, Inc., 144A, 9.875%, 7/15/2010	665,000	714,875
Edison Mission Energy, 7.73%, 6/15/2009	1,755,000	1,500,525
Gulfterra Energy Partner, 144A, 6.25%, 6/1/2010	120,000	120,600
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	660,000	641,850
Newpark Resources, Inc., 8.625%, 12/15/2007	475,000	490,438
On Semiconductor Corp., 13%, 5/15/2008	600,000	696,000
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	345,000	354,488
Series B, 10.125%, 11/15/2009	980,000	1,024,100
Pemex Project Funding Master Trust, 7.375%, 12/15/2014	900,000	945,000
Pioneer Natural Resources Co., 9.625%, 4/1/2010	1,240,000	1,509,094
Southern Natural Gas Co., 8.875%, 3/15/2010	325,000	354,250
Stone Energy Corp., 8.25%, 12/15/2011	455,000	486,850
Trico Marine Services, Inc., 8.875%, 5/15/2012	725,000	496,625
Westport Resources Corp.:
8.25%, 11/1/2011	595,000	655,988
144A, 8.25%, 11/1/2011	50,000	55,125
Williams Co., Inc.:
8.75%, 3/15/2012	165,000	178,200
8.75%, 3/15/2032	225,000	235,125
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	645,000	651,450
Wiser Oil Co., 9.5%, 5/15/2007	465,000	448,725
		16,885,197
Financials 1.8%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	640,000	636,800
AmeriCredit Corp.:
9.25%, 5/1/2009	690,000	703,800
9.875%, 4/15/2006	600,000	612,000
CBRE Escrow, Inc., 144A, 9.75%, 5/15/2010	490,000	529,200
Dollar Financial Group, Series A, 10.875%, 11/15/2006	100,000	101,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	700,000	722,750
FRD Acquisition Co., Series B, 12.5%, 7/15/2004*	230,000	0
Global Exchange Services, 144A, 12.0%, 7/15/2008	520,000	494,000
IOS Capital LLC, 7.25%, 6/30/2008	545,000	540,913
LaBranche & Co., Inc., 12.0%, 3/2/2007	485,000	497,125
Pxre Capital Trust I, 8.85%, 2/1/2027	365,000	328,500
Qwest Capital Funding, Inc.:
5.875%, 8/3/2004	250,000	249,063
7.75%, 8/15/2006	555,000	552,225
Qwest Corp., 7.25%, 10/25/2035	215,000	198,875
R.H. Donnelly Finance Corp.: 144A, 10.875%, 12/15/2012	430,000	512,775
10.875%, 12/15/2012	45,000	53,663
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	445,000	467,250
Universal City Development, 11.75%, 4/1/2010	430,000	497,188
		7,697,627
Health Care 1.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	720,000	741,600
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	195,000	199,144
HEALTHSOUTH Corp., 7.625%, 6/1/2012	610,000	530,700
HMP Equity Holdings Corp., 144A, Zero Coupon, 5/15/2008	375,000	187,500
National Nephrology Association, 144A, 9.0%, 11/1/2011	190,000	196,175
Neighbore, Inc., 144A, 6.875%, 11/15/2013	215,000	218,494
Norcross Safety Products, 144A, 9.875%, 8/15/2011	380,000	410,400
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	275,000	290,125
Tenet Healthcare Corp.:
6.375%, 12/1/2011	1,285,000	1,191,838
7.375%, 2/1/2013	1,015,000	984,550
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	225,000	240,750
		5,191,276
Industrials 5.9%
Allied Waste North America, Inc.:
Series B, 8.5%, 12/1/2008	320,000	352,800
Series B, 8.875%, 4/1/2008	880,000	972,400
Series B, 10.0%, 8/1/2009	1,175,000	1,277,813
AMI Semiconductor, Inc., 10.75%, 2/1/2013	250,000	290,000
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	490,000	540,225
Argo-Tech Corp., 8.625%, 10/1/2007	430,000	425,700
Atrium Companies, Inc., Series B, 10.5%, 5/1/2009	65,000	69,063
AutoNation, Inc., 9.0%, 8/1/2008	410,000	467,400
Avondale Mills, Inc., 144A, 10.25%, 7/1/2013	760,000	577,600
Browning-Ferris Industries:
7.4%, 9/15/2035	345,000	320,850
9.25%, 5/1/2021	140,000	144,900
Case New Holland, Inc., 144A, 9.25%, 8/1/2011	310,000	344,100
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	450,000	483,750
Collins & Aikman Products, 10.75%, 12/31/2011	825,000	693,000
Congoleum Corp., 8.625%, 8/1/2008	445,000	268,113
Continental Airlines, Inc., 8.0%, 12/15/2005	205,000	198,850
Corrections Corp. of America:
144A, 7.5%, 5/1/2011	395,000	412,775
9.875%, 5/1/2009	590,000	661,538
CP Ships Ltd., 10.375%, 7/15/2012	675,000	776,250
Dana Corp.:
7.0%, 3/1/2029	255,000	226,313
9.0%, 8/15/2011	555,000	620,213
DeCrane Aircraft Holdings, Inc., Series B, 12.0%, 9/30/2008	565,000	282,500
Delta Air Lines, Inc.:
7.7%, 12/15/2005	240,000	225,000
7.9%, 12/15/2009	305,000	247,813
Series 02-1, 7.779%, 1/2/2012	152,114	130,189
DRS Technologies, Inc., 144A, 6.875%, 11/1/2013	170,000	170,850
Eagle-Picher Industries, Inc., 144A, 9.75%, 9/1/2013	385,000	408,100
Evergreen International Aviation, 144A, 12.0%, 5/15/2010	355,000	312,400
Flextronics International Ltd., 144A, 6.5%, 5/15/2013	465,000	459,188
Golden State Petroleum Transportation, 8.04%, 2/1/2019	340,000	323,231
Grove Holdings LLC, Step-up Coupon, 11.625%, 5/1/2009*	270,000	0
Grove Investors, Inc., 14.5%, 5/1/2010*	996,744	0
GS Technologies, 12.0%, 9/1/2004*	269,411	14,818
Hercules, Inc., 11.125%, 11/15/2007	1,212,000	1,405,920
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	330,000	364,650
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	440,000	491,700
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	250,000	273,750
Kansas City Southern:
7.5%, 6/15/2009	55,000	57,063
9.5%, 10/1/2008	730,000	803,000
Metaldyne Corp.:
144A, 10.0%, 11/1/2013	355,000	346,125
11.0%, 6/15/2012	140,000	117,600
Millennium America, Inc.:
7.625%, 11/15/2026	350,000	299,250
9.25%, 6/15/2008	2,095,000	2,215,463
144A, 9.25%, 6/15/2008	435,000	460,013
Mobile Mini, Inc., 144A, 9.5%, 7/1/2013	505,000	552,975
Motors and Gears, Inc., 10.75%, 11/15/2006	340,000	278,800
Overseas Shipholding Group, 8.75%, 12/1/2013	225,000	243,000
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	2,200,000	110,000
Republic Engineered Products LLC, 10.0%, 8/16/2009*	523,294	225,016
Seabulk International, Inc., 144A, 9.5%, 8/15/2013	565,000	581,950
Tech Olympic USA, Inc., 10.375%, 7/1/2012	510,000	558,450
Tenneco Automotive, Inc.:
Series B, 10.25%, 7/15/2013	255,000	281,775
11.625%, 10/15/2009	320,000	332,000
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	230,000	262,200
Westlake Chemical Corp., 144A, 8.75%, 7/15/2011	1,165,000	1,229,075
Xerox Corp.:
7.125%, 6/15/2010	435,000	443,700
7.625%, 6/15/2013	320,000	326,400
		24,957,617
Information Technology 0.4%
Cooperative Computing, 144A, 10.5%, 6/15/2011	220,000	237,600
Digitalnet, Inc., 144A, 9.0%, 7/15/2010	179,000	195,110
Lucent Technologies, Inc.:
6.45%, 3/15/2029	680,000	525,300
7.25%, 7/15/2006	585,000	596,700
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	260,000	269,100
		1,823,810
Materials 5.8%
Aqua Chemical, Inc., 11.25%, 7/1/2008	250,000	200,000
ARCO Chemical Co., 9.8%, 2/1/2020	1,895,000	1,696,025
Boise Cascade Co., 6.5%, 11/1/2010	70,000	71,522
Buckeye Technologies, Inc., 144A, 8.5%, 10/1/2013	345,000	360,525
Caraustar Industries, Inc., 9.875%, 4/1/2011	805,000	841,225
Cascades, Inc., 7.25%, 2/15/2013	465,000	485,925
Crown Cork & Seal, 8.0%, 4/15/2023	225,000	195,750
Dan River, Inc., 144A, 12.75%, 4/15/2009	520,000	145,600
Dayton Superior Corp.:
144A, 10.75%, 9/15/2008	375,000	390,938
13.0%, 6/15/2009	320,000	283,200
DIMAC Corp., 144A, 12.5%, 10/1/2008*	1,980,000	19,800
Equistar Chemicals LP:
8.75%, 2/15/2009	2,720,000	2,706,400
144A, 10.625%, 5/1/2011	150,000	156,750
Euramax International PLC, 144A, 8.5%, 8/15/2011	435,000	461,100
Fibermark, Inc., 10.75%, 4/15/2011	530,000	349,800
Foamex LP, 10.75%, 4/1/2009	680,000	598,400
Fonda Group, 9.5%, 3/1/2007	305,000	259,250
Georgia-Pacific Corp.:
7.375%, 7/15/2008	235,000	250,275
8.0%, 1/15/2014	220,000	236,500
8.875%, 2/1/2010	665,000	759,763
8.875%, 5/15/2031	885,000	940,313
9.375%, 2/1/2013	310,000	356,500
Debenture, 7.7%, 6/15/2015	1,230,000	1,279,200
Hexcel Corp., 144A, 9.75%, 1/15/2009	185,000	192,863
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	390,000	417,788
Huntsman International LLC, 144A, 11.625%, 10/15/2010	190,000	182,400
IMC Global, Inc., 144A, 10.875%, 8/1/2013	1,060,000	1,094,450
Koppers Industry, Inc., 144A, 9.875%, 10/15/2013	305,000	321,775
Nalco Co., 144A, 7.75%, 11/15/2011	545,000	566,800
Neenah Corp.: 11.0%, 9/30/2010	168,000	182,280
144A, 13.0%, 9/30/2013	245,071	242,620
Omnova Solutions, Inc., 144A, 11.25%, 6/1/2010	205,000	220,375
Owens-Brockway Glass Container, 8.25%, 5/15/2013	735,000	775,425
Pemex Project Funding Master Trust, 6.25%, 8/5/2013	1,800,000	2,055,793
Pliant Corp.:
11.125%, 9/1/2009	455,000	486,850
13.0%, 6/1/2010	55,000	52,525
13.0%, 6/1/2010	125,000	119,375
Resolution Performance Products LLC:
9.5%, 4/15/2010	65,000	68,575
13.5%, 11/15/2010	1,155,000	1,091,475
Rockwood Specialties Corp., 144A, 10.625%, 5/15/2011	330,000	354,750
Sweetheart Cup Co., Inc., 12.0%, 7/15/2004	185,000	184,538
Texas Industries, Inc., 144A, 10.25%, 6/15/2011	440,000	490,600
Toll Corp., 8.25%, 2/1/2011	260,000	288,600
Trimas Corp., 9.875%, 6/15/2012	545,000	547,725
United States Steel LLC, 9.75%, 5/15/2010	910,000	960,050
US Can Corp., Series B, 12.375%, 10/1/2010	360,000	301,500
		24,243,893
Telecommunication Services 4.0%
ACC Escrow Corp., 144A, 10.0%, 8/1/2011	1,355,000	1,476,950
Alamosa Delaware, Inc., 13.625%, 8/15/2011	75,000	72,000
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	90,000	70,200
American Tower Corp., 9.375%, 2/1/2009	985,000	1,034,250
American Tower Escrow Corp., Zero Coupon, 8/1/2008	555,000	380,175
Century Communications Corp., 8.75%, 10/1/2007*	225,000	181,125
Cincinnati Bell, Inc.:
144A, 7.25%, 7/15/2013	220,000	224,400
144A, 8.375%, 1/15/2014	820,000	845,625
Crown Castle International Corp., 9.375%, 8/1/2011	690,000	755,550
Dobson Communications Corp., 144A, 8.875%, 10/1/2013	565,000	573,475
Insight Midwest:
9.75%, 10/1/2009	455,000	464,100
10.5%, 11/1/2010	450,000	470,250
LCI International, Inc., 7.25%, 6/15/2007	490,000	441,000
Level 3 Communications, Inc.:
11.0%, 3/15/2008	375,000	363,750
Step-up Coupon, 0% to 12/01/2003, 10.5% to 12/01/2008	290,000	266,800
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	445,000	462,800
Nextel Communications, Inc.: 6.875%, 10/31/2013	670,000	679,213
9.5%, 2/1/2011	885,000	997,838
Nextel Partners, Inc.:
144A, 8.125%, 7/1/2011	875,000	899,063
11.0%, 3/15/2010	290,000	321,175
12.5%, 11/15/2009	95,000	110,200
Nortel Networks Corp., 7.4%, 6/15/2006	195,000	204,750
Qwest Corp.:
5.625%, 11/15/2008	1,455,000	1,425,900
7.25%, 9/15/2025	530,000	498,200
Qwest Services Corp.:
144A, 13.5%, 12/15/2010	390,000	455,325
144A, 14.0%, 12/15/2014	1,299,000	1,584,780
Rural Cellular Corp., 144A, 9.875%, 2/1/2010	445,000	443,888
Shaw Communications, Inc., 8.25%, 4/11/2010	330,000	364,650
Triton PCS, Inc., 8.5%, 6/1/2013	130,000	136,825
Western Wireless Corp., 144A, 9.25%, 7/15/2013	335,000	350,075
		16,554,332
Utilities 2.1%
AES Corp., 144A, 9.0%, 5/15/2015	255,000	272,850
Calpine Corp., 144A, 8.5%, 7/15/2010	1,780,000	1,628,700
CMS Energy Corp.:
7.5%, 1/15/2009	1,030,000	1,048,025
144A, 7.75%, 8/1/2010	450,000	457,875
8.5%, 4/15/2011	1,085,000	1,133,825
8.9%, 7/15/2008	160,000	168,800
El Paso Corp., 7.375%, 12/15/2012	600,000	495,000
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	1,175,000	1,128,000
MSW Energy Holdings/Finance, 144A, 8.5%, 9/1/2010	220,000	235,400
PG&E Corp., 144A, 6.875%, 7/15/2008	320,000	339,200
Reliant Resources, Inc.:
144A, 9.25%, 7/15/2010	390,000	349,050
144A, 9.5%, 7/15/2013	115,000	102,350
Sonat, Inc., 7.625%, 7/15/2011	470,000	395,975
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	710,000	749,050
Western Resources, Inc., 9.75%, 5/1/2007	265,000	301,741
		8,805,841
Total Corporate Bonds (Cost $155,390,010)		154,498,689

Foreign Bonds - US$ Denominated 13.6%
Antenna TV SA, 9.0%, 8/1/2007	330,000	320,100
Avecia Group PLC, 11.0%, 7/1/2009	460,000	427,800
Banque Cent de Tunisie, 8.25%, 9/19/2027	200,000	216,500
Biovail Corp., 7.875%, 4/1/2010	520,000	510,900
Burns, Philp & Co., Ltd.:
144A, 9.5%, 11/15/2010	70,000	73,500
144A, 9.75%, 7/15/2012	575,000	586,500
144A, 10.75%, 2/15/2011	60,000	63,300
Conproca SA de CV, 12.0%, 6/16/2010	395,000	501,650
Corp Durango SA, 144A, 13.75%, 7/15/2009*	345,000	203,550
Crown Euro Holdings SA, 10.875%, 3/1/2013	645,000	735,300
Eircom Funding, 144A, 8.25%, 8/15/2013	465,000	505,688
Esprit Telecom Group PLC:
10.875%, 6/15/2008*	800,000	80
11.5%, 12/15/2007*	2,345,000	235
Fage Dairy Industry SA, 9.0%, 2/1/2007	885,000	885,000
Federal Republic of Brazil, 10.0%, 8/7/2011	370,000	377,400
Federative Republic of Brazil:
8.875%, 4/15/2024	650,000	549,250
10.125%, 5/15/2027	700,000	658,000
C Bond, 8.0%, 4/15/2014	1,717,817	1,608,307
Floating Rate Bond, LIBOR plus .875%, 2.204%, 4/15/2009	711,788	651,286
Floating Rate Bond, LIBOR plus .875%, 2.204%, 4/15/2012	1,500,000	1,266,563
Gerdau Ameristeel Corp., 144A, 10.375%, 7/15/2011	260,000	271,700
Grupo Elektra SA de CV, 12.0%, 4/1/2008	420,000	448,350
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	105,000	63,525
Innova S de R.L.:
144A, 9.375%, 9/19/2013	680,000	685,100
12.875%, 4/1/2007	277,987	286,326
Ivory Coast, Series YR20, 2.0%, 3/29/2018*	430,000	75,250
LeGrand SA, 8.5%, 2/15/2025	330,000	346,500
Luscar Coal Ltd., 9.75%, 10/15/2011	400,000	451,000
Millicom International Cellular SA, 144A, 13.5%, 6/1/2006	274,000	280,165
Mobifon Holdings BV, 144A, 12.5%, 7/31/2010	735,000	810,338
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	445,000	438,325
Nigeria Promissory Notes, Series RC, 5.092%, 1/5/2010	308,241	264,250
Nortel Networks Corp., 6.125%, 2/15/2006	755,000	772,931
OAO Gazprom, 144A, 9.625%, 3/1/2013	830,000	900,550
Petro Mexicanos, 8.625%, 12/1/2023	100,000	107,750
Petroliam Nasional Berhad, 7.75%, 8/15/2015	840,000	980,280
Petronas Capital Ltd., 7.0%, 5/22/2012	800,000	892,400
PTC International Finance II SA, 11.25%, 12/1/2009	235,000	256,738
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125%, 2.063%, 3/4/2010	845,000	813,313
Republic of Argentina:
9.75%, 9/19/2027*	1,100,000	302,500
11.375%, 3/15/2010*	1,050,000	286,125
11.375%, 3/15/2010*	2,700,000	735,750
11.375%, 3/15/2010*	400,000	109,000
12.25%, 6/19/2018*	424,500	110,370
Republic of Bulgaria:
8.25%, 1/15/2015	3,370,000	3,833,375
144A, 8.25%, 1/15/2015	155,000	176,313
Republic of Ecuador, Step-up Coupon, 7.0% to 8/1/2004, 8.0% to 8/1/2005	1,450,000	971,500
Republic of El Salvador, 8.25%, 4/10/2032	1,530,000	1,457,325
Republic of Philippines:
9.375%, 1/18/2017	700,000	742,875
9.5%, 10/21/2024	750,000	832,500
Republic of Turkey:
10.5%, 1/13/2008	290,000	332,050
11.0%, 1/14/2013	1,600,000	1,874,000
12.375%, 6/15/2009	1,620,000	2,004,750
Republic of Uruguay:
7.5%, 3/15/2015	620,000	480,500
7.875%, 1/15/2033	320,000	214,400
Republic of Venezuela:
5.375%, 8/7/2010	2,100,000	1,554,000
9.25%, 9/15/2027	255,000	205,275
10.75%, 9/19/2013	1,050,000	992,250
144A, 10.75%, 9/19/2013	105,000	99,225
Series A, Collateralized Par Bond, 6.75%, 3/31/2020	1,250,000	1,076,563
Series DL, Floating Rate Debt Conversion Bond, LIBOR plus .875%, 1.875%, 12/18/2007	99	92
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	355,000	330,150
Russian Federation:
12.75%, 6/24/2028	400,000	629,000
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	3,720,000	3,472,620
Russian Ministry of Finance:
Series VI, 3.0%, 5/14/2006	1,300,000	1,254,500
3.0%, 5/14/2011	1,600,000	1,223,200
Telus Corp., 8.0%, 6/1/2011	390,000	448,371
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	1,330,000	1,283,450
TFM SA de CV:
10.25%, 6/15/2007	1,795,000	1,830,900
11.75%, 6/15/2009	50,000	50,375
12.5%, 6/15/2012	535,000	588,500
Tyco International Group SA:
6.375%, 10/15/2011	1,270,000	1,320,800
6.75%, 2/15/2011	240,000	255,300
Ukraine Government:
144A, 7.65%, 6/11/2013	425,000	421,281
7.65%, 6/11/2013	1,600,000	1,586,000
United Mexican States, 8.0%, 9/24/2022	2,500,000	2,718,750
Vicap SA, 11.375%, 5/15/2007	590,000	572,300
Vitro SA de CV, 144A, 11.75%, 11/1/2013	390,000	377,325
Vivendi Universal SA:
144A, 6.25%, 7/15/2008	875,000	914,375
144A, 9.25%, 4/15/2010	415,000	482,438
Yell Finance BV, Step-up Coupon, 0% to 8/1/2006, 13.5% to 8/1/2011	182,000	165,620
Total Foreign Bonds - US$ Denominated (Cost $59,187,217)		57,601,693

Foreign Bonds - Non US$ Denominated 17.6%
Banque Cent de Tunisie, 6.25%, 2/20/2013 EUR	430,000	518,578
EMI Group PLC, 144A, 8.625%, 10/15/2013 EUR	265,000	316,485
Hellenic Republic, 4.6%, 5/20/2013 EUR	17,250,000	20,225,384
Huntsman International LLC, 10.125%, 7/1/2009 EUR	90,000	90,789
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	820,000	950,790
Kingdom of Spain, 6.0%, 1/31/2008 EUR	16,000,000	20,377,510
Mexican Fixed Rate Bonds, Series M10, 10.5%, 7/14/2011 MXP	10,400,000	1,082,751
Province of Ontario, 1.875%, 1/25/2010 JPY	875,000,000	8,426,722
Republic of Argentina:
7.5%, 5/23/2049* EUR	1,400,353	389,690
8.0%, 2/26/2008* EUR	500,000	136,356
12.0%, 9/19/2016* EUR	204,517	56,320
Republic of Italy, 10.5%, 4/28/2014 GBP	7,450,000	17,748,745
Republic of Romania, 8.5%, 5/8/2012 EUR	1,920,000	2,579,321
Ukraine Government, 10.0%, 3/15/2007 EUR	744,808	932,692
Total Foreign Bonds - Non US$ Denominated (Cost $70,292,608)		73,832,133

Credit Linked Note 3.8%
JP Morgan Hydi-100, 8.0%, 6/20/2008 (Cost $16,315,200)	15,840,000	16,176,600

US Treasury Obligations 20.9%
US Treasury Bond:
5.375%, 2/15/2031	6,290,000	6,500,073
6.25%, 8/15/2023	8,600,000	9,705,908
7.25%, 5/15/2016	9,075,000	11,246,266
12.0%, 8/15/2013	2,880,000	3,996,786
12.75%, 11/15/2010 (d)	6,100,000	7,404,827
US Treasury Note:
4.75%, 11/15/2008	15,500,000	16,563,207
6.125%, 8/15/2007	7,100,000	7,956,991
6.5%, 8/15/2005	22,300,000	24,173,713
US Treasury STRIP, Principal Only, 4.656%, 8/15/2013	395,000	251,694
Total US Treasury Obligations (Cost $88,090,219)		87,799,465

US Agency Obligation 1.6%
Federal Home Loan Mortgage Corp., 5.875%, 3/21/2011 (Cost $7,196,880)	6,300,000	6,737,100

	Shares	Value ($)

Common Stocks 0.1%
ACP Holding Co. 144A*	53,227	26,613
Catalina Restaurant Group, Inc. *	4,239	6,782
ICG Communications, Inc. (New)*	4,043	29,514
ICG Communications, Inc.*	4,026	40
IMPSAT Fiber Networks, Inc.*	18,652	155,744
MEDIQ, Inc. 144A*	2,486	249
XO Communications, Inc.*	2,188	11,706
XO Communications, Inc. (Rights)*	24,649	8,627
Total Common Stocks (Cost $5,005,934)		239,275

Warrants 0.0%
ACP Holding Co. 144A*	47,949	18,796
DeCrane Aircraft Holdings, Inc.*	2,740	27
Destia Communications, Inc.*	1,425	0
Empire Gas Corp.*	2,208	0
ICG Communications, Inc.*	2,808	403
Mariner Health Care, Inc.*	2,781	681
Republic Technologies International LLC*	2,780	0
Waxman Industries, Inc.*	222,607	0
XO Communications, Inc., Series A*	4,376	7,002
XO Communications, Inc., Series B*	3,282	4,677
XO Communications, Inc., Series C*	3,282	3,151
Total Warrants (Cost $2,877,120)		34,737

Preferred Stocks 0.3%
CSC Holdings, Inc.	1,785	186,979
Paxson Communications Corp.	85	799,000
TNP Enterprises, Inc.	2,334	229,853
Total Preferred Stocks (Cost $1,180,417)		1,215,832

Convertible Preferred Stocks 0.2%
Hercules Trust II	1,105	716,167
World Access, Inc. "D"*	933	0
Total Convertible Preferred Stocks (Cost $2,077,650)		716,167

	Principal Amount ($)(c)	Value ($)

Convertible Bonds 0.8%
Aether Systems, 6.0%, 3/22/2005*	180,000	176,400
Aristocrat Leisure Ltd., 144A, 5.0%, 5/31/2006	385,000	361,900
Aspen Technology, Inc., 5.25%, 6/15/2005*	185,000	179,450
Conexant Systems, Inc., 4.0%, 2/1/2007*	225,000	201,938
DIMON, Inc., 6.25%, 3/31/2007	465,000	441,750
Infineon Technologies AG, Series IFX, 4.25%, 2/6/2007 EUR	450,000	495,060
Nortel Networks Corp., 4.25%, 9/1/2008*	365,000	344,779
Parker Drilling Co., 5.5%, 8/1/2004*	995,000	986,344
Total Convertible Bonds (Cost $3,032,161)		3,187,621

	Units	Value ($)

Other 0.1%
SpinCycle, Inc.*	105,025	611,246
SpinCycle, Inc. "F"*	737	4,289
Total Other (Cost $256,680)		615,535

	Shares	Value ($)

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 1.07% (b) (Cost $7,945,435)	7,945,435	7,945,435

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $418,847,531) (a)	97.7	410,600,282
Other Assets and Liabilities, Net	2.3	9,475,935
Net Assets	100.0	420,076,217

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest.
(a) The cost for federal income tax purposes was $423,044,636. At October 31, 2003, net unrealized depreciation for all securities based on tax cost was $12,444,354. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,039,994 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $26,484,348.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Principal amount in US dollars unless otherwise noted.
(d) At October 31, 2003, this security has been pledged to cover, in whole or in part, initial margin requirements for open futures contracts.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

At October 31, 2003, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
5 Year CBT US Treasury Note	12/19/2003	613	69,424,978	68,541,063	(883,915)
10 Year Canada Bond	12/18/2003	174	14,065,894	14,271,821	205,927
2 Year CBT US Treasury Note	12/29/2003	178	38,496,350	38,175,438	(320,912)
Total net unrealized depreciation					(998,900)

At October 31, 2003, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year Japan Bond	12/11/2003	57	70,435,112	71,041,223	606,111
Euro Bund	12/8/2003	75	9,928,734	9,805,019	(123,715)
10 Year US Treasury Note	12/19/2003	114	12,409,762	12,801,844	392,082
Total net unrealized appreciation					874,478

Currency Abbreviation
EUR	Euro	JPY	Japanese Yen
MXP	Mexican Peso	GBP	British Pounds

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2003
Assets
Investments: Investments in securities, at value (cost $410,902,096)	$ 402,654,847
Investment in Scudder Cash Management QP Trust (cost $7,945,435)	7,945,435
Total investments in securities, at value (cost $418,847,531)	410,600,282
Cash	20,917
Foreign currency, at value (cost $57,872)	57,582
Receivable for investments sold	7,816,537
Interest receivable	9,626,997
Receivable for Fund shares sold	367,630
Foreign taxes recoverable	1,969
Unrealized appreciation on forward foreign currency exchange contracts	265,914
Total assets	428,757,828
Liabilities
Payable for investments purchased	7,098,475
Payable for Fund shares redeemed	471,906
Payable for daily variation margin on open futures contracts	223,047
Unrealized depreciation on forward foreign currency exchange contracts	435,566
Accrued management fee	199,896
Other accrued expenses and payables	252,721
Total liabilities	8,681,611
Net assets, at value	$ 420,076,217
Net Assets
Net assets consist of: Undistributed net investment income	171,110
Net unrealized appreciation (depreciation) on: Investments	(8,247,249)
Futures	(124,422)
Foreign currency related transactions	(109,742)
Accumulated net realized gain (loss)	(112,500,553)
Paid-in capital	540,887,073
Net assets, at value	$ 420,076,217

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($329,018,231 / 72,638,919 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.53
Maximum offering price per share (100 / 95.5 of $4.53)	$ 4.74
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($71,316,902 / 15,761,465 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.52
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($19,741,084 / 4,332,571 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.56
Maximum offering price per share (100 / 99.00 of $4.56)	$ 4.61

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2003
Investment Income
Income: Dividends	$ 117,200
Interest (net of foreign taxes withheld of $23)	29,816,027
Interest - Scudder Cash Management QP Trust	152,015
Total Income	30,085,242
Expenses: Management fee	2,363,899
Administrative fee	1,251,812
Services to shareholders	74,121
Distribution service fees	1,648,413
Trustees' fees and expenses	32,522
Other	38,265
Total expenses, before expense reductions	5,409,032
Expense reductions	(2,334)
Total expenses, after expense reductions	5,406,698
Net investment income	24,678,544
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(15,265,588)
Futures	1,746,942
Foreign currency related transactions	(6,406,801)
(19,925,447)
Net unrealized appreciation (depreciation) during the period on: Investments	66,312,589
Futures	(259,671)
Foreign currency related transactions	285,980
66,338,898
Net gain (loss) on investment transactions	46,413,451
Net increase (decrease) in net assets resulting from operations	$ 71,091,995

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income	$ 24,678,544	$ 31,010,043
Net realized gain (loss) on investment transactions	(19,925,447)	(43,851,097)
Net unrealized appreciation (depreciation) on investment transactions during the period	66,338,898	23,605,577
Net increase (decrease) in net assets resulting from operations	71,091,995	10,764,523
Distributions to shareholders from: Net investment income: Class A	(6,871,503)	(18,225,848)
Class B	(1,462,167)	(4,862,479)
Class C	(349,565)	(881,248)
Tax return of capital: Class A	(15,461,203)	(8,400,195)
Class B	(3,289,942)	(2,241,091)
Class C	(786,536)	(406,163)
Fund share transactions: Proceeds from shares sold	99,273,790	92,735,397
Reinvestment of distributions	18,557,361	22,451,133
Cost of shares redeemed	(137,586,945)	(132,594,464)
Net increase (decrease) in net assets from Fund share transactions	(19,755,794)	(17,407,934)
Increase (decrease) in net assets	23,115,285	(41,660,435)
Net assets at beginning of period	396,960,932	438,621,367
Net assets at end of period (including undistributed net investment income of $171,110 and $483,352, respectively)	$ 420,076,217	$ 396,960,932

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.08	$ 4.33	$ 4.57	$ 5.26	$ 5.60
Income (loss) from investment operations: Net investment income (loss)[b]	.27	.32	.39	.48	.49
Net realized and unrealized gain (loss) on investment transactions	.49	(.21)	(.20)	(.72)	(.35)
Total from investment operations	.76	.11	.19	(.24)	.14
Less distributions from: Net investment income	(.10)	(.25)	(.34)	(.34)	(.48)
Tax return of capital	(.21)	(.11)	(.09)	(.11)	-
Total distributions	(.31)	(.36)	(.43)	(.45)	(.48)
Net asset value, end of period	$ 4.53	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Total Return (%)[c]	19.05	2.38	4.47	(4.91)	2.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	329	300	322	359	492
Ratio of expenses before expense reductions (%)	1.12	1.12	1.21[d]	1.10	1.11
Ratio of expenses after expense reductions (%)	1.12	1.12	1.19[d]	1.09	1.10
Ratio of net investment income (loss) (%)	6.11	7.54	8.78	9.55	8.80
Portfolio turnover rate (%)	180	86	124	37	92
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 8.04% to 7.54%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.18% and 1.18%, respectively.

Class B
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.08	$ 4.33	$ 4.57	$ 5.26	$ 5.59
Income (loss) from investment operations: Net investment income (loss)[b]	.23	.29	.35	.43	.43
Net realized and unrealized gain (loss) on investment transactions	.48	(.21)	(.21)	(.72)	(.34)
Total from investment operations	.71	.08	.14	(.29)	.09
Less distributions from: Net investment income	(.08)	(.23)	(.30)	(.30)	(.42)
Tax return of capital	(.19)	(.10)	(.08)	(.10)	-
Total distributions	(.27)	(.33)	(.38)	(.40)	(.42)
Net asset value, end of period	$ 4.52	$ 4.08	$ 4.33	$ 4.57	$ 5.26
Total Return (%)[c]	18.08	1.77	3.20	(5.85)	1.57
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	82	100	119	198
Ratio of expenses before expense reductions (%)	1.94	1.94	2.22[d]	2.11	2.06
Ratio of expenses after expense reductions (%)	1.94	1.94	2.22[d]	2.10	2.05
Ratio of net investment income (loss) (%)	5.29	6.73	7.75	8.50	7.85
Portfolio turnover rate (%)	180	86	124	37	92
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.23% to 6.73%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.19% and 2.19%, respectively.

Class C
Years Ended October 31,	2003	2002[a]	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 4.11	$ 4.36	$ 4.60	$ 5.29	$ 5.62
Income (loss) from investment operations: Net investment income (loss)[b]	.24	.29	.37	.45	.45
Net realized and unrealized gain (loss) on investment transactions	.49	(.20)	(.21)	(.72)	(.34)
Total from investment operations	.73	.09	.16	(.27)	.11
Less distributions from: Net investment income	(.09)	(.23)	(.31)	(.32)	(.44)
Tax return of capital	(.19)	(.11)	(.09)	(.10)	-
Total distributions	(.28)	(.34)	(.40)	(.42)	(.44)
Net asset value, end of period	$ 4.56	$ 4.11	$ 4.36	$ 4.60	$ 5.29
Total Return (%)[c]	18.20	2.00	3.55	(5.51)	1.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	15	16	19	30
Ratio of expenses before expense reductions (%)	1.79	1.76	1.87[d]	1.76	1.87
Ratio of expenses after expense reductions (%)	1.79	1.76	1.84[d]	1.75	1.85
Ratio of net investment income (loss) (%)	5.44	6.90	8.13	8.87	8.05
Portfolio turnover rate (%)	180	86	124	37	92
[a] As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio of net investment income to average net assets from 7.40% to 6.90%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Strategic Income Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through October 31, 2003) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $109,116,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($2,523,000), October 31, 2007 ($18,866,000), October 31, 2008 ($25,665,000), October 31, 2009 ($20,682,000), October 31, 2010 ($38,904,000) and October 31, 2011 ($2,476,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss, premium amortization on debt securities and investments held in partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (109,116,000)
Net unrealized appreciation (depreciation) on investments	$ (12,444,354)

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distribution Fee	Years Ended October 31,
	2003	2002
Distributions from ordinary income	$ 8,683,235	$ 23,969,575
Distributions from return of capital	$ 19,537,681	$ 11,047,449

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2003, purchases and sales of investment securities (excluding short-term investments and US Treasury securities) aggregated $574,966,047 and $658,212,843, respectively. Purchases and sales of US Treasury securities aggregated $138,248,857 and $83,775,595, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such net assets, 0.44% of the next $2,500,000,000 of such net assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.200% of the average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

For the period from November 1, 2002 through September 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 950,843
Class B	268,434
Class C	32,535
$ 1,251,812

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.05% of average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a subtransfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through October 31, 2003, the amount charged to the Fund by SISC aggregated $74,090, all of which is unpaid at October 31, 2003.

Prior to September 30, 2003, the fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2003
Class B	$ 582,285	$ 43,987
Class C	134,478	12,421
	$ 716,763	$ 56,408

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2003	Effective Rate
Class A	$ 703,161	$ 66,766.22%
Class B	185,023	15,332.24%
Class C	43,466	4,312.24%
	$ 931,650	$ 86,410

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended October 31, 2003 aggregated $30,014 and $12, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2003, the CDSC for Class B and C shares aggregated $161,533 and $3,237, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2003, SDI received $62.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,334 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

G. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

H. Forward Foreign Currency Commitments

As of October 31, 2003, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation
USD	460,000	ARA	1,353,550	11/21/2003	11,861
USD	470,000	ARA	1,392,375	11/21/2003	15,395
USD	470,000	BRC	1,449,715	11/21/2003	31,460
USD	475,749	BRC	1,540,000	11/21/2003	56,941
USD	510,000	COP	1,473,900,000	11/21/2003	559
USD	106,404	EUR	97,261	12/10/2003	6,254
USD	330,000	INR	2,843,940,000	11/21/2003	3,654
USD	520,000	RUB	16,484,000	10/27/2004	30,200
USD	490,000	TRL	750,190,000,000	11/21/2003	9,627
USD	520,000	TRL	785,460,000,000	11/21/2003	3,116
EUR	5,145,000	USD	5,996,395	1/29/2004	45,630
USD	852,307	ZAR	6,209,911	11/21/2003	45,890
USD	311,433	ZAR	2,190,000	11/21/2003	5,327
Total unrealized appreciation					265,914

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation)
USD	165,297	EUR	141,400	12/10/2003	(1,512)
BRC	2,989,715	USD	927,907	11/21/2003	(106,243)
ZAR	8,400,000	USD	1,092,328	11/21/2003	(122,643)
EUR	97,261	USD	106,404	12/10/2003	(6,254)
EUR	97,261	USD	106,404	12/10/2003	(6,254)
EUR	107,630	USD	116,251	12/10/2003	(8,417)
EUR	1,079,556	USD	1,204,202	12/10/2003	(46,254)
ARA	1,347,202	USD	460,000	11/21/2003	(9,648)
EUR	84,238	USD	95,706	12/10/2003	(1,867)
EUR	415,540	USD	481,071	12/10/2003	(251)
ZAR	7,130,000	USD	1,020,248	11/21/2003	(11,031)
GBP	2,353,905	USD	3,883,943	1/16/2004	(86,476)
COP	1,473,900,000	USD	510,000	11/21/2003	(559)
MXP	5,316,170	USD	470,000	11/21/2003	(11,626)
TRL	750,190,000,000	USD	497,210	11/21/2003	(2,417)
INR	2,843,940,000	USD	328,210	11/21/2003	(5,444)
MXP	6,000,000	USD	541,526	11/21/2003	(2,052)
USD	460,000	UGP	12,921,400	11/20/2003	(6,618)
Total unrealized depreciation					(435,566)

Currency Abbreviations
ARA	Argentine Pesos	INR	Indian Rupees	USD	US Dollar
BRC	Brazilian Cruzeiros	MXP	Mexican Pesos	ZAR	South African Rand
COP	Colombian Pesos	RUB	Russian Rubles
EUR	Euro	TRL	Turkish Lira
GBP	British Pounds	UGP	Uruguayan Peso

I. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	16,206,491	$ 70,571,666	15,117,756	$ 64,083,521
Class B	4,742,267	20,786,178	5,381,551	22,958,095
Class C	1,787,554	7,915,946	1,323,529	5,693,781
		$ 99,273,790		$ 92,735,397
Shares issued to shareholders in reinvestment of distributions
Class A	3,371,804	$ 14,745,891	4,001,069	$ 17,012,513
Class B	691,174	3,013,350	1,057,440	4,498,272
Class C	181,140	798,120	219,740	940,348
		$ 18,557,361		$ 22,451,133
Shares redeemed
Class A	(20,400,596)	$ (88,779,082)	(19,904,717)	$ (84,887,575)
Class B	(9,712,491)	(42,613,467)	(9,606,116)	(41,092,484)
Class C	(1,408,124)	(6,194,396)	(1,541,528)	(6,614,405)
		$ (137,586,945)		$ (132,594,464)
Net increase (decrease)
Class A	(822,301)	$ (3,461,525)	(785,892)	$ (3,791,541)
Class B	(4,279,050)	(18,813,939)	(3,167,125)	(13,636,117)
Class C	560,570	2,519,670	1,741	19,724
		$ (19,755,794)		$ (17,407,934)

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of Scudder Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Strategic Income Fund, (the "Fund"), as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Strategic Income Fund, at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts December 22, 2003	/s/ Ernst & Young LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of October 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
John W. Ballantine (57) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); F.N.B. Corporation (bank holding company); Prisma Energy International (owner and operator of Enron's international energy infrastructure business).	82
Lewis A. Burnham (70) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	82
Donald L. Dunaway (66) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	82
James R. Edgar (57) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty-care products).	82
Paul K. Freeman (53) Trustee, 2002-present	President, Cook Street Holdings (consulting); Adjunct Professor, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	82
Robert B. Hoffman (66) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999).	82
Shirley D. Peterson (62) Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); Trustee, Bryn Mawr College; AK Steel (steel production).	82
Fred B. Renwick (73) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	82
William P. Sommers (70) Trustee, 1979-present	Retired; formerly, President and Chief Executive Officer, SRI International (research and development) (1994-1998); prior thereto, Executive Vice President, lameter (medical information and educational service provider); Senior Vice President and Director, Booz, Allen & Hamilton Inc. (management consulting firm). Directorships: PSI Inc. (satellite engineering and components); Evergreen Solar, Inc. (develop/manufacture solar electric system engines); H2 Gen (manufacture hydrogen generators); Zassi Medical Evolutions, Inc. (specialists in intellectual property opportunities in medical device arena); Guckenheimer Enterprises (executive food services).
		82
John G. Weithers (70) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	82

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (58) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons[4,7] (40) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (57) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Jan C. Faller[6] Vice President, 2000-present	Managing Director, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Kenneth Murphy[4] (40) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000); Senior Manager, Prudential Mutual Fund Services (1987-1992)
n/a
Charles A. Rizzo[4] (46) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000-present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone[4] (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins[4] (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[4] (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
John Millette[4] (41) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[5] (33) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Caroline Pearson[4] (41) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: Two International Place, Boston, Massachusetts
5 Address: 345 Park Avenue, New York, New York
6 Address: 280 Park Avenue, New York, New York
7 Ms. Lyons was elected by the Trustees as President on November 19, 2003.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KSTAX	KSTBX	KSTCX
CUSIP Number	81123J-100	81123J-209	81123J-308
Fund Number	010	210	310

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Scudder Strategic Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Strategic Income Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Strategic Income Fund

By:                                 /s/Richard T. Hale
                                    -----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------

By:                                 /s/Charles A. Rizzo
                                    -----------------------------
                                    Charles A. Rizzo
                                    Chief Executive Officer

Date:                               December 22, 2003
                                    -----------------------------